SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 21, 2013

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

 (I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

 (Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2013, Newmont Mining Corporation, a Delaware corporation (the “Company”), issued a news release reporting its financial results for the quarter ended and year ended December 31, 2012. A copy of the news release is furnished as Exhibit 99.1 to this report.

Additionally, on February 21, 2013, the Company issued a news release reporting 2012 reserve estimates, 2012 exploration highlights and 2013 planned exploration activity. A copy of the news release is furnished as Exhibit 99.2 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 21, 2013, reporting financial results for the quarter ended and year ended December 31, 2012

99.2	News Release, dated February 21, 2013, reporting 2012 reserves, 2012 exploration highlights and 2013 planned exploration activity

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Stephen P. Gottesfeld
Name:	Stephen P. Gottesfeld
Title:	Executive Vice President, General Counsel and Secretary

Dated: February 21, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 21, 2013, reporting financial results for the quarter ended and year ended December 31, 2012

99.2	News Release, dated February 21, 2013, reporting 2012 reserves, 2012 exploration highlights and 2013 planned exploration activity

S:\LEGAL\SEC\8-Ks\8-K February 2013 - earningsand reserves DRAFT.doc